AWARD/CONTRACT                                             PAGE  1  OF  16 PAGES

1.  THIS  CONTRACT  IS  A  RATED  ORDER  UNDER  DPAS  (15  CFR  350)   RATING:

2.  CONTRACT  (Proc.  Inst.  Ident.)  NO.   3.  EFFECTIVE  DATE
   HQ0006-03-C-0146                       09  JUL  2003

4.  REQUISITION/PURCHASE  REQUEST/PROJECT  NO.

5.  ISSUED  BY                     CODE:  HQ0006
   MISSILE  DEFENSE  AGENCY  (MDA)
   7100  DEFENSE  PENTAGON
   WASHINGTON  DC  20301-7100

6.  ADMINISTERED  BY  (If  other  than  Item  5)   CODE:  S0514A
   DCMA  SAN  DIEGO
   7675  DAGGET  STREET
   SUITE  100/200
   SAN  DIEGO  CA  92111-2241

7. NAME AND ADDRESS OF CONTRACTOR (Street, city, county, state and zip code) SPACEDEV, INC.
   RICHARD  SLANSKY
   13855  STOWE  DRIVE
   POWAY,  CA  92064

   CODE:  1J2T1   FACILITY  CODE:

8.  DELIVERY  [  ]  FOB  ORIGIN  [X]  OTHER  (see  below)

9.  DISCOUNT  FOR  PROMPT  PAYMENT

10.  SUBMIT  INVOICES  (4  copies  unless  otherwise  specified)   ITEM
    TO  THE  ADDRESS  SHOWN  IN:

11.  SHIP  TO/MARK  FOR   CODE:
    SEE  SCHEDULE

12.  PAYMENT  WILL  BE  MADE  BY               CODE:  HQ0339
    DFAS/CO-WEST  ENTITLEMENT  OPERATIONS
    PO  BOX  182381
    3990  EAST  BROAD  STREET  BLDG  21
    COLUMBUS  OH  43218-2381

13.  AUTHORITY  FOR  USING  OTHER  THAN  FULL  AND  OPEN  COMPETITION:
    [  ]  10  U.S.C.  2304(c)(   )   [  ]  41  U.S.C.  253(c)(   )

14.  ACCOUNTING  AND  APPROPRIATION  DATA
    SEE  SCHEDULE

15A.  ITEM  NO.   15B.  SUPPLIES/SERVICES   15C.  QUANTITY   15D.  UNIT
                     SEE  SCHEDULE

15E.  UNIT  PRICE   15F.  AMOUNT   15G.  TOTAL  AMOUNT OF CONTRACT:  $800,000.00

16.  TABLE  OF  CONTENTS
    X  SEC.  DESCRIPTION                           PAGES
    ----------------------------------------------------
        --  PART  I.  -  THE  SCHEDULE  --
    X  A   SOLICITATION/CONTRACT  FORM            1
    X  B   SUPPLIES  OR  SERVICES  AND  PRICES/COSTS  2-3
    X  C   DESCRIPTION/SPECS/WORK  STATEMENT      4
    X  D   PACKAGING  AND  MARKING                 5
    X  E   INSPECTION  AND  ACCEPTANCE             6
    X  F   DELIVERIES  OR  PERFORMANCE             7
    X  G   CONTRACT  ADMINISTRATION  DATA          8-9
    X  H   SPECIAL  CONTRACT  REQUIREMENTS         10-13
        --  PART  II  -  CONTRACT  CLAUSES  --
    X  I   CONTRACT  CLAUSES                      14-16
        --  PART  III  -  LIST  OF  DOCUMENTS,  EXHIBITS  AND  OTHER ATTACHMENTS
       J   LIST  OF  ATTACHMENTS
        --  PART  IV  -  REPRESENTATIONS  AND  INSTRUCTIONS
       K   REPRESENTATIONS,  CERTIFICATIONS  AND  OTHER  STATEMENTS  OF OFFERORS
       L   INSTR.,  CONDS.,  AND  NOTICES  TO  OFFERORS
       M   EVALUATION  FACTORS  FOR  AWARD

CONTRACTING  OFFICER  WILL  COMPLETE  ITEM  17  OR  18  AS  APPLICABLE

17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___ copies to issuing office.)
    Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ___ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and
    (b)  this  award/contract.  No  further  contractual  document is necessary.

19A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

19B.  NAME  OF  CONTRACTOR                           19C.  DATE  SIGNED
     BY  (signature  of  person  authorized  to  sign)

20A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER

     TEL:                             EMAIL:

20B.  UNITED  STATES  OF  AMERICA                     20C.  DATE  SIGNED
     BY  (signature  of  contracting  officer)

STANDARD  FORM  26


Section  B  -  Supplies  or  Services  and  Prices




   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
                       0001          4,267     Labor Hours
     Micro  Satellite  Experiment
     CPFF
     The contractor shall commence design of a distibuted sensing Micro Satellite experiment as identified in the Statement of Work at attachment 1.

                                                  ESTIMATED COST     $724,090.00
                                                        FIXED FEE     $65,168.00
                                            TOTAL EST COST + FEE     $789,258.00
                                                                     -----------


FOB:  Destination




   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
                     0002          10,742     Dollars, U.S.
     Other  Direct  Costs
     CPFF
     Travel

                                                   ESTIMATED COST     $10,742.00
                                                             FIXED FEE     $0.00
                                             TOTAL EST COST + FEE     $10,742.00
                                                                      ----------


FOB:  Destination




   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
                                            0003          1     Lot          NSP
     Data  and  Reports
     CPFF
     Provide data and reports for CLIN 0001 in accordance with CDRLs, DD Form 1423-1 (Exhibit A)

                                                        ESTIMATED COST     $0.00
                                                             FIXED FEE     $0.00
                                                  TOTAL EST COST + FEE     $0.00
                                                                           -----


FOB:  Destination

CLAUSES  INCORPORATED  BY  FULL  TEXT


B-1     ESTIMATED  COST  AND  FIXED  FEE

     The  total  estimated  cost  and  fixed  fee  of  this  contract  are:

     Estimated  Cost:               $734,832
     Fixed  Fee:               $  65,168
     Estimated  Cost  Plus  Fixed  Fee:     $800,000

B-2     CONTRACT  TYPE  (JAN  2001)

     This is a Cost-Plus-Fixed-Fee, Completion contract with a 6-month period of performance.

B-3     PAYMENT  OF  FIXED  FEE  (JAN  2001)

     The Government will make payments to the Contractor when requested as work progresses in accordance with Federal Acquisition Regulation (FAR) 52.216-7. The Contractor shall invoice the fee based on the cumulative percentage of DPLHs performed. Fee shall be payable, subject to other provisions of FAR 52.216-8, "Fixed Fee", in amounts commensurate with the percentage of DPLHs performed relative to the quantity of DPLHs ordered by the Government pursuant to Special Contract Requirement H-1, Level of Effort, as specified in Provision G-9, "Accounting and Appropriation Data".

Section  C  -  Descriptions  and  Specifications

CLAUSES  INCORPORATED  BY  FULL  TEXT


C-1     SCOPE  OF  WORK  (JAN  2001)

     The Contractor shall perform the work specified in the SOW or other Attachments and Exhibits in Section J of this contract, and shall provide any material, equipment, and facilities incidental to performance.



C-2     TECHNICAL  REPORTS  AND  OTHER  DELIVERABLES  (JAN  2001)

     a. The Contractor shall submit all reports and other deliverables in accordance with the delivery schedule set forth in Section F, and the attached Contract Data Requirements Lists, DD Form 1423-1.

     b. Reports delivered by the Contractor in the performance of the contract shall be considered Technical Data, as defined in DFARS 252.227-7013, "Rights in Technical Data -- Noncommercial Items."

     c. Bulky reports shall be mailed by other than first-class mail unless the urgency of submission requires use of first-class mail. In this situation, one copy shall be mailed first-class and the remaining copies forwarded by less than first-class.

     d. The following information shall be provided with all reports. However, if the report incorporates a BMDO logo or letterhead, this information will be provided on a severable cover sheet and not on the same sheet of paper as the BMDO logo or letterhead.

     CONTRACT  NUMBER                    NAME  OF  CONTRACTOR

     CONTRACT  EXPIRATION  DATE          CONTRACTOR'S  PROJECT
     AND  TOTAL  DOLLAR  VALUE               DIRECTOR  AND  PHONE  NUMBER

     SHORT  TITLE  OF  CONTRACT  WORK          GOVERNMENT  SPONSOR

e. All reports generated under this contract will contain the following disclaimer statement on the cover page:

The views, opinions, and findings contained in this report are those of the author(s) and should not be construed as an official Department of Defense position, policy, or decision, unless so designated by other official documentation.

     f. Except as provided by the Contract Data Requirements Lists, DD Form 1423-1, Exhibit A, and the Contract Security Classification Specification, DD Form 254, the distribution of any contract report in any stage of development or completion is prohibited without the approval of the Contracting Officer.

Section  D  -  Packaging  and  Marking

CLAUSES  INCORPORATED  BY  FULL  TEXT


D-1     PACKAGING  AND  MARKING  OF  TECHNICAL  DATA  (JAN  2001)

     Technical data items shall be preserved, packaged, packed, and marked in accordance with the best commercial practices to meet the packaging requirements of the carrier and insure safe delivery at destination.

Section  E  -  Inspection  and  Acceptance


INSPECTION  AND  ACCEPTANCE  TERMS

E-1     FAR  52.252-2  CLAUSES  INCORPORATED  BY  REFERENCE  (FEB  1998)
        ----------------------------------------------------------------

     This contract incorporates one or more clauses by reference, with the same force and effect if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://farsite.hill.af.mil/
                                                     ---------------------------

A.     FEDERAL  ACQUISITION  REGULATION  (48  CFR  CHAPTER  1)
       -------------------------------------------------------

CLAUSE  NO.                    TITLE                              DATE

52.246-5                    Inspection  of Services - Cost Reimbursement     APR
1984

B.     DEPARTMENT  OF  DEFENSE  FEDERAL  ACQUISITION  REGULATION
       ---------------------------------------------------------
SUPPLEMENT  (48  CFR  CHAPTER  2)
---------------------------------

CLAUSE  NO.                    TITLE                              DATE

252.246-7000                    Material  Inspection  and  Receiving  Report
DEC  1991

E-2     INSPECTION  AND  ACCEPTANCE
        ---------------------------

     Final inspection and acceptance of the work called for herein will be by the Contracting Officer's Representative (COR) at:

     Office  of  the  Secretary  of  Defense
     Missile  Defense  Agency  (MDA/AS)
     7100  Defense  Pentagon
     Washington  DC  20301-7100

Section  F  -  Deliveries  or  Performance


CLAUSES  INCORPORATED  BY  FULL  TEXT


F-1     FAR  52.252-2     CLAUSES  INCORPORATED  BY  REFERENCE  (FEB  1998)
        -------------     -------------------------------------------------

     This contract incorporates one or more clauses by reference, with the same force and effect if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: HTTP://FARSITE.HIL.AF.MIL/
                                                      --------------------------


          FEDERAL  ACQUISITION  REGULATION  (48  CFR  CHAPTER  1)
          -------------------------------------------------------

CLAUSE  NO.                    TITLE                         DATE
-----------                    -----                         ----

52.242-15                    Stop-Work  Order                    AUG  1989
                         Alternate  I

52.247-34                    F.O.B.  Destination               NOV  1991

F-2     DELIVERY  SCHEDULE/PERIOD  OF  PERFORMANCE  (JAN  2001)
        -------------------------------------------------------

     The Contractor shall accomplish the work required by CLIN 0001for the SOW for a period of six months after the effective date of the contract.

Section  G  -  Contract  Administration  Data


CLAUSES  INCORPORATED  BY  FULL  TEXT


G-1     FAR  52.252-2     CLAUSES  INCORPORATED  BY  REFERENCE  (FEB  1998)

     This contract incorporates one or more clauses by reference with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
HTTP://FARSITE.HILL.AF.MIL/
                      -----

     DEPARTMENT  OF  DEFENSE  FEDERAL  ACQUISITION  REGULATION
     SUPPLEMENT  (48  CFR  CHAPTER  2)

CLAUSE  NO.                    TITLE                    DATE
----------                     -----                    ----

252.242-7000                    Postaward  Conference          DEC  1991

G-2     CONTRACT  ADMINISTRATION  (JAN  2001)

     Administration of this contract will be performed by the cognizant office indicated on the cover page of the award document. No changes, deviations, or waivers shall be effective without a modification of the contract executed by the Contracting Officer or his duly authorized representative authorizing such changes, deviations, or waivers.



G-3     IDENTIFICATION  OF  CORRESPONDENCE  (JAN  2001)

     All correspondence and data submitted by the Contractor under this contract shall reference the contract number.



G-4     TAXPAYER  IDENTIFICATION  NUMBER  (TIN)  (JAN  2001)

     The Contractor's taxpayer identification number is 84-1374613.  This number
                                                        ----------
shall appear in the space identifying the Contractor in the appropriate blocks of contract forms and billing submittals.



G-5     PATENT  INFORMATION  (JAN  2001)

     Patent information, in accordance with FAR 52.227-11, "Patent Rights -- Retention by the Contractor (Short Form)," or FAR 52.227-12, "Patent Rights --
Retention by the Contractor (Long Form)," shall be forwarded through the Procuring Contracting Officer to:

          Office  of  the  Secretary  of  Defense
          Missile  Defense  Agency
          7100  Defense  Pentagon,  MDA/GC
          Washington,  DC  20301-7100



G-6     SUBMISSION  OF  VOUCHERS  (JAN  2001)

     a. The Contractor's vouchers for costs incurred shall be submitted in quadruplicate to the cognizant DCAA office for review and provisional approval.

     b. Final payment shall be made in accordance with FAR 52.216-7, "Allowable Cost and Payment." The Contractor shall establish compliance with all terms of the contract by submitting a signed copy of the Material Inspection and Receiving Report (DD Form 250) or Letter of Transmittal, as applicable.

G-7     REMITTANCE  ADDRESS

     Payment of invoices furnished by the Contractor shall be sent to the following address:

     SpaceDev  Corporation
     ---------------------
     13855  Stowe  Drive
     -------------------
     Poway,  CA  92064
     -----------------
     Attn:  Controller
     -----------------

     The following information is provided pursuant to FAR 52.232-33, "Payment by Electronic Funds Transfer - Central Contractor Registration, Section I (if applicable):

     _________________

     _________________

     _________________

G-8     ALLOTMENT  OF  FUNDS

     The total amount of funds available under CLINs 0001and 0002 will be detailed in Section/Paragraph G-9, Accounting and Appropriation Data.

G-9     ACCOUNTING  AND  APPROPRIATION  DATA

     ACRN:               AA
     ACCT  CLASS:          9730400.2520  40603175C  2525  012123  BMDO0135335094
     AMOUNT:          $800,000   (INCREASE)
     ACRN  TOTAL:          $800,000

Section  H  -  Special  Contract  Requirements

CLAUSES  INCORPORATED  BY  FULL  TEXT



H-1     TRAVEL  AND  TRAVEL  COSTS  (JAN  2001)

     a. Travel. All contractor travel (non-local) under this contract (other than extended commuting travel as defined under paragraph c. below) must be approved in advance by the Contracting Officer's Representative (COR) through the submission of a written quarterly travel plan to include # of trips, location with to/from cities, # of days, cost by individual items (hotel, airfare, per diem, etc.). Trips not included in the quarterly travel plan shall be approved in advance by the COR using MDA Form 110 (Dated March 2001). Submission of the MDA Form 110 via fax is acceptable.

     Extended  Commuting  Travel.

     All contractor extended commuting travel under this contract must be approved by the COR AND THE PROCURING CONTRACTING OFFICER (PCO) using MDA Form 110 (dated March 2001) based on documentation from the contractor showing that extended commuting travel is the most effective means of fulfilling the government's requirement - cost and other factors considered.

b. Extended Commuting Travel may be authorized for up to 90 days at a time and must be authorized in advance in writing using MDA Form 110 (dated March
2001).

c. Definition: Extended Commuting Travel - is travel that occurs regularly in the performance of this contract where an individual(s) travel back and forth from their normal place, or city of employment to another location or locations over a 30 day (or longer) period>



H-2     INSURANCE  (JAN  2001)

     The Contractor shall maintain the types of insurance and coverage listed below:

     TYPES  OF  INSURANCE          MINIMUM  AMOUNT

     Workmen's Compensation and all occupational disease          As required by
State  law

     Employer's  Liability  including all occupational disease          $100,000
per  accident
     when  not  covered  by  Workmen's  Compensation  above

     General  Liability  (Comprehensive)  Bodily  Injury  per          $500,000
     occurrence

     Automobile  Liability  (Comprehensive)
     Bodily  Injury  per  person          $200,000
     Bodily  Injury  per  accident          $500,000
     Property  Damage  per  accident          $  20,000

H-3     PUBLIC  RELEASE  OF  INFORMATION  (JAN  2001)

     a. The policies and procedures outlined herein apply to information submitted by the Contractor and his subcontractors for approval for public release. Prior to public release, all information shall be cleared as shown in the "Industrial Security Manual for Safeguarding Classified Information" (DoD 5220.22-M).

     b. All public information materials prepared by the Contractor shall be submitted to the BMDO (see paragraph e. below) for clearance prior to release. These materials include but are not limited to, technical papers, and responses to news queries which relate to a Contractor's work under this contract.

     c. However, once information has been cleared for public release, it does not have to be cleared again for later use. The information shall be used in its originally cleared context.

     d. The BMDO Director for External Affairs is responsible for processing Contractor-originated material for public release.

     e.  All  material  to  be  cleared  shall  be  sent  to:

               Office  of  the  Secretary  of  Defense
               Missile  Defense  Agency
               7100  Defense  Pentagon,  ATTN:  MDA/DC
               Washington,  DC  20301-7100

     Subcontractor proposed public releases shall be submitted for approval through the prime Contractor.

     f. The Contractor shall submit the material proposed for public release to the above addressee by a letter of transmittal which states: (1) to whom the material is to be released; (2) the desired date for public release; (3) that the material has been reviewed and approved by officials of the Contractor, or the subcontractor, for public release; (4) the contract number and the applicable COTR.

     g. Two (2) copies of each item, including written material, photographs, drawings, "dummy layouts" and the like shall be submitted at least six (6) weeks in advance of the proposed release date.

     h.  The items submitted must be complete.  Photographs shall have captions.

     i. Abbreviated materials or abstracts may be submitted if the intent is to determine the feasibility of going further in preparing a complete paper for clearance. However, final approval for release or disclosure of the material cannot be given on the basis of abstracts.

     j.  Outlines  or  rough  drafts  will  not  be  cleared.

     k. Materials submitted to BMDO for release purposes shall be void of all Contractor logos or other attributions to the Contractor.


H-4     ENABLING  CLAUSE  FOR  BMD  INTERFACE  SUPPORT  (JAN  2001)

     a. It is anticipated that, during the performance of this contract, the Contractor will be required to support Technical Interface/Integration Meetings
(TIMS) with other BMD Contractors and other Government agencies. Appropriate organizational conflicts of interest clauses will be negotiated as needed to protect the rights of the Contractor and the Government.

     b. Interface support deals with activities associated with the integration of the requirements of this contract into Ballistic Missile Defense System plans and the support of the key MDA program reviews.

     c. The Contractor agrees to cooperate with BMD Contractors by providing access to technical matters, provided, however, the Contractor will not be required to provide proprietary information to non-Government entities or personnel in the absence of a non-disclosure agreement between the Contractor and such entities.

     d. The Contractor further agrees to include a clause in each subcontract requiring compliance with the response and access provisions of paragraph c. above, subject to coordination with the Contractor. This agreement does not relieve the Contractor of its responsibility to manage its subcontracts effectively, nor is it intended to establish privity of contract between the Government and such subcontractors.

     e. Personnel from BMD Contractors or other Government agencies or Contractors are not authorized to direct the Contractor in any manner. The Contractor agrees to accept technical direction as follows: Whenever it becomes necessary to modify the contract and redirect the effort, a change order signed by the Contracting Officer, or a supplemental agreement signed by both the Contracting Officer and the Contractor, will be issued.

     f. This clause shall not prejudice the Contractor or its subcontractors from negotiating separate organizational conflict of interest agreements with BMD Contractors; however, these agreements shall not restrict any of the Government's rights established pursuant to this clause.


H-5     BMDO  VISIT  AUTHORIZATION  PROCEDURES  (JAN  2001)

     a. The Contractor shall submit all required visit clearances in accordance with NISPOM regulations and will forward all visit requests, identifying the contract number, to:

          Office  of  the  Secretary  of  Defense
          Missile  Defense  Agency
          7100  Defense  Pentagon,  MDA/SOC
          Washington,  DC  20301-7100
          Telephone  No.:(703)695-8048  Facsimile  No.:(703)693-1526

     b. The COR is authorized to approve visit requests for the Contracting Officer.


H-6     KEY  PERSONNEL  (JAN  2001)

     The Contractor shall notify the Contracting Officer and COR prior to making any changes in key personnel. Key personnel are defined as follows:

          (1)  Personnel  identified  in  the  proposal as key individuals to be
assigned  for  participation  in  the               performance of the contract.

          (2)  Individuals  who  are designated as key personnel by agreement of
the  Government  and               Contractor  during  negotiations.

     The  key  personnel  identified  for  this  contract  are  as  follows:

-     Program  Manager  -  Jeff  Janicik
-     GN&C  Engineer  -  Cliff  Sedlund
-     System  Engineer  -  Jonathan  Wolff

     Key personnel shall not be replaced unless the Contractor has demonstrated to the satisfaction of the Contracting Officer and COR that the qualifications of the proposed substitute personnel are equal to or better than the qualification of the personnel being replaced.



H-7  ACQUISITION  OF  FACILITIES  (JAN  2001)

     The Contractor agrees to provide all necessary facilities (as defined under FAR 45.301 and further defined under FAR 45.101 definitions of Plant Equipment and Real Property) for the performance of this contract. The term facilities includes all general purpose office equipment and automated data/information processing equipment and software. Accordingly, the Contractor shall not purchase or lease facilities for the account of the Government without the express permission of the Contracting Officer. In no case shall the cost to the Government for leased facilities, acquired under this contract, exceed the constructive cost of ownership. Additionally, acquisition or lease of facilities, if approved by the Contracting Officer, shall be provided at cost, applicable burdens applied, exclusive of prime Contractor fee/profit of other profit centers or business units of the prime Contractor.

Section  I  -  Contract  Clauses

CLAUSES  INCORPORATED  BY  REFERENCE


52.202-1     Definitions     DEC  2001
52.203-3     Gratuities     APR  1984
52.203-5     Covenant  Against  Contingent  Fees     APR  1984
52.203-6     Restrictions  On Subcontractor Sales To The Government     JUL 1995
52.203-7     Anti-Kickback  Procedures     JUL  1995
52.203-8     Cancellation,  Rescission,  and  Recovery  of  Funds for Illegal or
Improper  Activity     JAN  1997
52.203-10     Price  Or  Fee Adjustment For Illegal Or Improper Activity     JAN
1997
52.203-12     Limitation  On  Payments To Influence Certain Federal Transactions
JUN  1997
52.204-2     Security  Requirements     AUG  1996
52.204-4     Printed  or  Copied  Double-Sided  on  Recycled  Paper     AUG 2000
52.209-6     Protecting  the  Government's  Interest  When  Subcontracting  With
Contractors  Debarred,  Suspended,  or  Proposed  for  Debarment     JUL  1995
52.211-15     Defense  Priority  And  Allocation  Requirements     SEP  1990
52.215-2     Audit  and  Records--Negotiation     JUN  1999
52.215-8     Order  of  Precedence--Uniform  Contract  Format     OCT  1997
52.215-10     Price  Reduction  for  Defective Cost or Pricing Data     OCT 1997
52.215-12     Subcontractor  Cost  or  Pricing  Data     OCT  1997
52.215-13     Subcontractor  Cost  or  Pricing  Data--Modifications     OCT 1997
52.215-15     Pension  Adjustments  and  Asset  Reversions     DEC  1998
52.215-18     Reversion or Adjustment of Plans for Postretirement Benefits (PRB)
Other  than  Pensions     OCT  1997
52.215-19     Notification  of  Ownership  Changes     OCT  1997
52.215-21     Requirements  for  Cost  or Pricing Data or Information Other Than
Cost  or  Pricing  Data--Modifications     OCT  1997
52.216-7     Allowable  Cost  And  Payment     DEC  2002
52.216-8     Fixed  Fee     MAR  1997
52.217-8     Option  To  Extend  Services     NOV  1999
52.217-9     Option  To  Extend  The  Term  Of  The  Contract     MAR  2000
52.219-8     Utilization  of  Small  Business  Concerns     OCT  2000
52.222-2     Payment  For  Overtime  Premiums     JUL  1990
52.222-3     Convict  Labor     AUG  1996
52.222-21     Prohibition  Of  Segregated  Facilities     FEB  1999
52.222-26     Equal  Opportunity     APR  2002
52.222-35     Equal  Opportunity  For Special Disabled Veterans, Veterans of the
Vietnam  Era  and  Other  Eligible  Veterans     DEC  2001
52.222-36     Affirmative  Action  For  Workers  With  Disabilities     JUN 1998
52.222-37     Employment  Reports  On Special Disabled Veterans, Veterans Of The
Vietnam  Era,  and  Other  Eligible  Veterans     DEC  2001
52.223-6     Drug  Free  Workplace     MAY  2001
52.223-14     Toxic  Chemical  Release  Reporting     OCT  2000
52.225-13     Restrictions  on  Certain  Foreign  Purchases     JUL  2000
52.226-1     Utilization  Of  Indian  Organizations  And  Indian-Owned  Economic
Enterprises     JUN  2000
52.227-1  Alt  I     Authorization And Consent (Jul 1995) -  Alternate I     APR
1984
52.227-2     Notice  And  Assistance Regarding Patent And Copyright Infringement
AUG  1996
52.227-10     Filing  Of  Patent Applications--Classified Subject Matter     APR
1984
52.227-11     Patent  Rights--Retention  By  The Contractor (Short Form)     JUN
1997
52.228-7     Insurance--Liability  To  Third  Persons     MAR  1996
52.232-9     Limitation  On  Withholding  Of  Payments     APR  1984
52.232-17     Interest     JUN  1996
52.232-18     Availability  Of  Funds     APR  1984
52.232-22     Limitation  Of  Funds     APR  1984
52.232-23  Alt I     Assignment of Claims (Jan 1986) -  Alternate I     APR 1984
52.232-25  Alt  I     Prompt  Payment  (Feb  2002)  Alternate  I     FEB  2002
52.232-33     Payment  by  Electronic  Funds  Transfer--Central  Contractor
Registration     MAY  1999
52.233-1     Disputes     JUL  2002
52.233-3  Alt  I     Protest  After Award (Aug 1996) -  Alternate I     JUN 1985
52.237-2     Protection  Of  Government  Buildings,  Equipment,  And  Vegetation
APR  1984
52.237-3     Continuity  Of  Services     JAN  1991
52.242-1     Notice  of  Intent  to  Disallow  Costs     APR  1984
52.242-3     Penalties  for  Unallowable  Costs     MAY  2001
52.242-4     Certification  of  Final  Indirect  Costs     JAN  1997
52.242-13     Bankruptcy     JUL  1995
52.243-2 Alt I     Changes--Cost-Reimbursement (Aug 1987) -  Alternate I     APR
1984
52.244-2  Alt  I     Subcontracts  (Aug  1998)  -  Alternate  I     AUG  1998
52.244-5     Competition  In  Subcontracting     DEC  1996
52.245-1     Property  Records     APR  1984
52.245-5  Alt  I     Government Property (Cost-Reimbursement, Time-and-Material,
Or  Labor-Hour  Contracts)  (Jan  1996)  Alternate  I     JUL  1985
52.245-19     Government  Property  Furnished  "As  Is"     APR  1984
52.246-25     Limitation  Of  Liability--Services     FEB  1997
52.247-67     Submission  Of  Commercial  Transportation  Bills  To  The General
Services  Administration  For  Audit     JUN  1997
52.249-6     Termination  (Cost  Reimbursement)     SEP  1996
52.249-14     Excusable  Delays     APR  1984
52.251-1     Government  Supply  Sources     APR  1984
52.253-1     Computer  Generated  Forms     JAN  1991
252.201-7000     Contracting  Officer's  Representative     DEC  1991
252.203-7001     Prohibition  On  Persons  Convicted  of  Fraud  or  Other
Defense-Contract-Related  Felonies     MAR  1999
252.203-7002     Display  Of  DOD  Hotline  Poster     DEC  1991
252.204-7000     Disclosure  Of  Information     DEC  1991
252.204-7003     Control  Of  Government  Personnel  Work  Product     APR  1992
252.204-7004     Required  Central  Contractor  Registration     NOV  2001
252.205-7000     Provisions  Of  Information  To  Cooperative  Agreement Holders
DEC  1991
252.208-7000     Intent  To  Furnish  Precious  Metals  As Government--Furnished
Material     DEC  1991
252.209-7000     Acquisition  From  Subcontractors Subject To On-Site Inspection
Under  The  Intermediate  Range  Nuclear  Forces  (INF)  Treaty     NOV  1995
252.209-7004     Subcontracting  With  Firms That Are Owned or Controlled By The
Government  of  a  Terrorist  Country     MAR  1998
252.215-7000     Pricing  Adjustments     DEC  1991
252.215-7002     Cost  Estimating  System  Requirements     OCT  1998
252.216-7001     Economic Price Adjustment--Nonstandard Steel Items     JUL 1997
252.223-7004     Drug  Free  Work  Force     SEP  1988
252.223-7006     Prohibition  On  Storage  And  Disposal  Of Toxic And Hazardous
Materials     APR  1993
252.225-7001     Buy  American  Act And Balance Of Payments Program     APR 2003
252.225-7002     Qualifying  Country  Sources  As  Subcontractors     APR  2003
252.225-7012     Preference  For  Certain  Domestic  Commodities     FEB  2003
252.225-7013     Duty-Free  Entry     APR  2003
252.225-7025     Restriction  on  Acquisition  of  Forgings     APR  2003
252.225-7031     Secondary  Arab  Boycott  Of  Israel     APR  2003
252.226-7001     Utilization  of  Indian Organizations and Indian-Owned Economic
Enterprises--DoD  Contracts     SEP  2001
252.227-7013     Rights  in  Technical  Data--Noncommercial  Items     NOV  1995
252.227-7014     Rights  in  Noncommercial  Computer  Software and Noncommercial
Computer  Software  Documentation     JUN  1995
252.227-7016     Rights  in  Bid  or  Proposal  Information     JUN  1995
252.227-7017     Identification  and  Assertion  of  Use, Release, or Disclosure
Restrictions     JUN  1995
252.227-7019     Validation  of Asserted Restrictions--Computer Software     JUN
1995
252.227-7025     Limitations  on  the  Use or Disclosure of Government-Furnished
Information  Marked  with  Restrictive  Legends     JUN  1995
252.227-7030     Technical  Data--Withholding  Of  Payment     MAR  2000
252.227-7034     Patents--Subcontracts     APR  1984
252.227-7036     Declaration  of  Technical  Data  Conformity     JAN  1997
252.227-7037     Validation  of  Restrictive  Markings on Technical Data     SEP
1999
252.227-7039     Patents--Reporting  Of  Subject  Inventions     APR  1990
252.231-7000     Supplemental  Cost  Principles     DEC  1991
252.235-7010     Acknowledgment  of  Support  and  Disclaimer     MAY  1995
252.235-7011     Final  Scientific  or  Technical  Report     SEP  1999
252.242-7004     Material  Management  And  Accounting  System     DEC  2000
252.243-7002     Requests  for  Equitable  Adjustment     MAR  1998
252.244-7000     Subcontracts  for  Commercial  Items  and Commercial Components
(DoD  Contracts)     MAR  2000
252.245-7001     Reports  Of  Government  Property     MAY  1994
252.247-7023     Transportation  of  Supplies  by  Sea     MAY  2002
252.247-7024     Notification  Of Transportation Of Supplies By Sea     MAR 2000
252.249-7002     Notification  of  Anticipated  Program Termination or Reduction
DEC  1996
252.251-7000     Ordering  From  Government  Supply  Sources     OCT  2002